ANNUAL REPORT









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                             The Thurlow Growth Fund

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                                  June 30, 2000




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                                TABLE OF CONTENTS

                                                                            Page

Shareholder Letter................................................            1

Statement of Net Assets...........................................            5

Statement of Assets and Liabilities...............................           10

Statement of Operations...........................................           11

Statements of Changes in Net Assets...............................           12

Notes to the Financial Statements.................................           13

Financial Highlights..............................................           16

Report of Independent Public Accountants..........................           17




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



================================================================================
The Thurlow Growth Fund
================================================================================


LETTER TO SHAREHOLDERS
August 2000

Dear Fellow Shareholders,


     It has been another great year for the Thurlow Growth Fund! Over the past 12 months, shares in the Thurlow Growth Fund have appreciated 55.6%, as compared to -4.77% for the Dow Jones Industrial Average, 5.97% for the Standard & Poor's 500 Index, and 47.65% for the NASDAQ Composite. This return shows that our investment approach definitely works and runs circles around the rest of the stock market and most other mutual funds.

     And this year, 2000, will mark the third-year anniversary of the Thurlow Growth Fund. Since its inception on August 7, 1997, to the end of our recent fiscal year, June 30, 2000, shares in the Thurlow Growth Fund have appreciated 221%, making Thurlow Growth Fund one of the best performing mutual funds during that period.

     At first glance, these strong numbers may suggest the lack of any setbacks but, believe it or not, there have been many along the way. During our first fiscal year, we saw the emergence of the so-called "Asian Contagion" which threatened economies the world over, and almost brought deflation to the American economy. During our second fiscal year, the high technology sector, including many of our Internet stocks, experienced a nasty correction. Despite the setbacks of 1999, the Fund still ended the calendar year up over 200%.

     In March 2000, the stock market underwent a purging of high technology and Internet stocks that was much worse than what we experienced in 1999. Specifically, share prices in many higher-quality Internet stocks like Ebay have fallen over 70% from their highs. Ebay is significant because, although it is too large for an investment by Thurlow Growth, it has all of the qualities you would want to see in a good Internet company: a unique business experience, perfect scalability and no inventory. Clearly, the current Internet-based correction is a case of "throwing out the baby with the bath-water."

     While the Thurlow Growth Fund is not an Internet fund per se, the growth of Internet companies is compelling and this is why much of our portfolio has consisted of Internet stocks. One of our holdings, Ariba, recently reported a doubling of its quarterly revenue in the same quarter that saw its share price, like Ebay's, fall over 70%. Other Internet stocks have shown similar revenue growth, despite their share price's descent.

     No doubt there are Internet companies that deserve to be cut down to size like they have recently, but when high-quality leaders like Ebay and Ariba get cut down this much, fantastic opportunities present themselves. Amid the rubble of the current group of high technology and Internet stocks are the leaders of tomorrow. As I recently wrote to our shareholders, I believe that when this group starts to move, it will blast, and Thurlow Growth Fund will be there.

     Our economic view going forward has not changed much from our statement last year: the U.S. economy remains an engine of global growth, with domestic consumer demand buying imports and taking up some of the excess capacity in slower-growth economies abroad. Inflation in the United States remains low, with only minor increases in commodity prices (most notably in crude oil and natural gas). The Federal government has budget surpluses for the first time in years and is projecting higher surpluses in the future. The Federal Reserve has raised interest rates repeatedly since June 1999, and appears to have engineered an economic "soft landing." The Internet is literally changing our lives, and despite the current setback in Internet stocks, Thurlow Growth Fund will also be actively investing in this new paradigm.

     At the Thurlow Growth Fund, we thank you for your continued interest, and we look forward to continued strong results in the future.


                                                           Sincerely,


                                                          /s/ Thomas F. Thurlow

(graph)





This chart assumes an initial gross investment of $10,000 made on August 8, 1997 (commencement of operations). Returns shown include the reinvestment of all dividends. Performance reflects expense reimbursements and fee waivers in effect. Absent expense reimbursement and fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

NASDAQ Composite Index - A broad-based, unmanaged capitalization-weighted index of all NASDAQ National Market and Small Cap stocks.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

Dow Jones Industrial Average - An unmanaged price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange.

--------------------------------------------------------------------------------
                                                          Average Annual Returns
                                             For the periods ended June 30, 2000
--------------------------------------------------------------------------------
                                                                   Since
                                                1-Year             Inception *
                                             ------------       ---------------
Thurlow Growth Fund                             55.61%              47.52%
NASDAQ Composite Index                          47.65%              35.38%
S&P 500 Index                                    5.97%              15.93%
Dow Jones Industrial Average                    -4.77%               9.16%

*Inception August 8, 1997

--------------------------------------------------------------------------------

================================================================================
The Thurlow Growth Fund
================================================================================


STATEMENT OF NET ASSETS
June 30, 2000

Shares                                                                             Market Value
Common Stocks - 97.46%

Abrasive Products - 2.88%
    6,000       Cabot Microelectronics Corp.*                                     $     274,500
                                                                                  -------------

Biological Products, Except Diagnostic Substances - 9.08%
    8,000       Intermune Pharmaceuticals, Inc.*                                        330,501
    4,800       Medimmune, Inc.*                                                        355,200
    1,700       Vertex Pharmaceuticals, Inc.*                                           179,138
                                                                                  -------------
                                                                                        864,839
                                                                                  -------------
Business Services, Nec - 0.24%
      200       Critical Path, Inc.*                                                     11,663
      300       Firepond, Inc.*                                                          10,800
                                                                                  -------------
                                                                                         22,463
                                                                                  -------------
Commercial Physical and Biological Research - 2.51%
    3,000       Lexicon Genetics, Inc.*                                                 103,125
      800       Millenium Pharmaceuticals*                                               89,500
      500       PE Corp-Celera Genomics Group*                                           46,750
                                                                                  -------------
                                                                                        239,375
                                                                                  -------------
Communications Equipment, Nec - 2.03%
    1,100       Digital Lightwave, Inc.*                                                110,550
      500       Turnstone Systems, Inc.*                                                 82,836
                                                                                  -------------
                                                                                        193,386
                                                                                  -------------
Computer Integrated Systems Design - 2.21%
      700       Aether Systems, Inc.*                                                   143,500
      800       Nuance Communications, Inc.*                                             66,650
                                                                                  -------------
                                                                                        210,150
                                                                                  -------------
Communications Services, Nec - 0.03%
      100       Lifeminders, Inc.*                                                        2,956
                                                                                  -------------

Computer Programming Services - 0.20%
      300       Portal Software, Inc.*                                                   19,163
                                                                                  -------------

Computer Related Services, Nec - 0.37%
      300       Inktomi Corp.*                                                           35,475
                                                                                  -------------

Computer Storage Devices - 1.52%
    1,500       Dataram Corp.*                                                           43,125
    1,300       M-Systems Flash Disk Pioneers*                                          101,238
                                                                                  -------------
                                                                                        144,363
                                                                                  -------------
Computer Peripheral Equipment and Software - 1.12%
    1,800       Insight Enterprises, Inc.*                                              106,763
                                                                                  -------------

Crude Petroleum and Natural Gas - 12.04%
    9,000       Chesapeake Energy Corp.*                                                 69,750
   15,400       Cross Timbers Oil Co.                                                   340,725
    3,800       Devon Energy Corp.                                                      212,800
      300       EOG Resources, Inc.                                                      10,050
    6,800       HS Resources, Inc.*                                                     204,000
    4,500       Mitchell Energy & Development Corp.                                     144,563
    3,100       Prima Energy Corp.*                                                     165,850
                                                                                  -------------
                                                                                      1,147,738
                                                                                  -------------
Direct Selling Establishments - 0.12%
      300       Priceline.com, Inc.*                                                     11,395
                                                                                  -------------

Electrical Work - 2.30%
    4,000       Quanta Services, Inc.*                                                  220,000
                                                                                  -------------

Electromedical and Electrotherapeutic Apparatus - 0.53%
    1,000       Excel Technology, Inc.*                                                  50,313
                                                                                  -------------

Electronic Coils, Transformers, and Other Inductors - 0.51%
      500       Technitrol, Inc.                                                         48,438
                                                                                  -------------

Electronic Components, Nec - 1.12%
      100       Lernout En Hauspie Speech Products*                                       4,406
      900       Power-One, Inc.*                                                        102,544
                                                                                  -------------
                                                                                        106,950
                                                                                  -------------
Electronic Connectors - 1.80%
    2,600       Amphenol Corp.*                                                         172,088
                                                                                  -------------

Electronic Parts and Equipment - 2.40%
    6,500       Nu Horizons Electronics Corp.*                                          173,063
      500       Sycamore Networks, Inc.*                                                 55,188
                                                                                  -------------
                                                                                        228,251
                                                                                  -------------

Instruments for Measuring and Testing of Electricity - 0.18%
      200       Keithley Instruments, Inc.                                               17,425
                                                                                  -------------

Measuring and Controlling Devices, Nec - 4.06%
    3,600       Newport Corp.                                                           386,550
                                                                                  -------------

Medical Laboratories - 1.40%
    1,000       Human Genome Sciences, Inc.*                                            133,375
                                                                                  -------------

Natural Gas Transmission - 0.11%
      200       El Paso Energy Corp.                                                     10,188
                                                                                  -------------

Oil and Gas Field Exploration Services - 2.26%
   12,300       Key Production Company, Inc.*                                           215,250
                                                                                  -------------

Oil and Gas Field Services, Nec - 0.32%
      800       Hanover Compressor Co.*                                                  30,400
                                                                                  -------------

Pharmaceutical Preparations - 1.17%
    4,000       Praecis Pharmaceuticals, Inc.*                                          111,500
                                                                                  -------------

Prepackaged Software - 10.58%
    2,400       Ariba, Inc.*                                                            235,313
      200       Broadbase Software, Inc.*                                                 6,125
    1,800       Brocade Communications System*                                          330,271
      400       Check Point Software Technologies*                                       84,700
      100       Commerce One, Inc.*                                                       4,538
      300       E. piphany, Inc.*                                                        32,156
      600       Echelon Corp.*                                                           34,763
      400       Embarcadero Technologies, Inc.*                                          11,750
      300       Interwoven, Inc.*                                                        32,995
      200       Micromuse, Inc.*                                                         33,097
      500       Ondisplay, Inc.*                                                         40,718
      800       Siebel Systems, Inc.*                                                   130,850
      275       Veritas Software Corp.*                                                  31,078
                                                                                  -------------
                                                                                      1,008,354
                                                                                  -------------
Pressed and Blown Glass and Glassware, Nec - 3.12%
    1,100       Corning, Inc.                                                           296,862
                                                                                  -------------

Printed Circuit Boards - 0.73%
    1,000       Elantec Semiconductor, Inc.*                                             69,625
                                                                                  -------------

Radio and Television Broadcasting Equipment - 0.23%
      200       Qualcomm, Inc.*                                                          12,000
      200       Tekelec*                                                                  9,637
                                                                                  -------------
                                                                                         21,637
                                                                                  -------------
Search, Detection, Navigation, Guidance, Aeronautical - 0.69%
      500       Anaren Microwave, Inc.*                                                  65,617
                                                                                  -------------

Security Brokers, Dealers, and Flotation Companies - 0.16%
      450       Schwab (Charles) Corp.                                                   15,131
                                                                                  -------------

Semiconductors and Related Devices - 16.61%
    1,000       Globespan, Inc.*                                                        122,078
    1,300       Integrated Silicon Solutions*                                            49,400
      700       JDS Uniphase Corp.*                                                      83,912
      500       Marvell Technology Group Ltd.*                                           28,500
    4,000       New Focus, Inc.*                                                        328,500
    2,000       Nvidia Corp.*                                                           127,125
    3,200       Rambus, Inc.*                                                           329,600
    1,800       SDL, Inc.*                                                              513,337
                                                                                  -------------
                                                                                      1,582,452
                                                                                  -------------
Surgical and Medical Instruments and Apparatus - 4.09%
    3,000       Techne Corp.*                                                           390,000
                                                                                  -------------

Telephone Communications - 1.03%
      200       Exodus Communications, Inc.*                                              9,212
      500       Redback Networks*                                                        89,000
                                                                                  -------------
                                                                                         98,212
                                                                                  -------------
Telephone and Telegraph Apparatus - 4.34%
    3,400       ADC Telecommunications, Inc.*                                           285,175
      400       Ciena Corp.*                                                             66,675
      200       Juniper Networks, Inc.*                                                  29,112
      500       Phone.com, Inc.*                                                         32,562
                                                                                  -------------
                                                                                        413,524
                                                                                  -------------

Miscellaneous - 3.37%
    1,000       Forcenergy, Inc.*                                                 $      20,125
      200       Foundry Networks, Inc.*                                                  22,000
    5,300       GSI Lumonics, Inc.*                                                     186,162
    2,800       Hall Kinion & Associates, Inc.*                                          93,275
                                                                                  -------------
                                                                                        321,562
                                                                                  -------------

                Total Common Stocks - 97.46% (cost $8,513,091)                        9,286,270

Call Options  - 0.61%  (cost $50,589)
    7,700       Mitchell Energy Sept 25 Calls*                                           57,750

Short-term Corporate Notes - 4.30%  (cost $409,952)
  409,952       Fountain Square Reserves, 6.17%, due July 3, 2000                       409,952
                                                                                  -------------



      TOTAL INVESTMENTS - 102.37% (cost $8,973,632)                                   9,753,972

      Other assets less liabilities - (2.37%)                                          (225,209)
                                                                                  -------------

      TOTAL NET ASSETS - 100%                                                     $   9,528,763
                                                                                  =============



         * Non-income producing security

                      See Notes to the Financial Statements
================================================================================
The Thurlow Growth Fund
================================================================================
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (cost $8,973,632)                            $   9,753,972
     Receivable from securities sold                                        1,724,947
     Receivable from adviser                                                  122,781
     Organizational expenses, net of accumulated amortization                  11,209
     Other                                                                     15,488
                                                                        -------------
                  Total assets                                             11,628,397
                                                                        -------------
LIABILITIES:
     Disbursements in excess of demand deposit cash                           961,706
     Payable for securities purchased                                       1,117,129
     Shareholder redemptions                                                   11,013
     Accrued expenses and other liabilities                                     9,786
                                                                        -------------
                  Total liabilities                                         2,099,634
                                                                        -------------

NET ASSETS                                                              $   9,528,763
                                                                        =============



NET ASSETS CONSIST OF:
     Capital stock                                                      $   7,960,950
     Accumulated undistributed net realized gain on investments               787,473
     Net unrealized appreciation on investments                               780,340
                                                                        -------------

                  Total Net Assets                                      $   9,528,763
                                                                        =============


     Shares outstanding                                                       416,826
                                                                        =============
        (500 million shares authorized, $0.0001 par value)

     Net Asset Value, Redemption Price and Offering Price Per Share        $    22.86
                                                                           ==========

================================================================================
The Thurlow Growth Fund
================================================================================
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Year Ended June 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividend income                                                    $       3,211
     Interest income                                                           53,293
                                                                        -------------
                  Total investment income                                      56,504
                                                                        -------------
EXPENSES:
     Investment advisory fees                                                  98,357
     Registration fees                                                         29,708
     Shareholder servicing and accounting costs                                27,772
     Distribution fees                                                         19,671
     Custody fees                                                              31,846
     Professional fees                                                         59,490
     Amortization of organizational expenses                                    5,274
     Other                                                                     65,750
                                                                        -------------
                  Total expenses before waiver and reimbursement              337,868
     Less:  Waiver of expenses and reimbursement from Adviser                (184,631)
                                                                        -------------
                  Net expenses                                                153,237
                                                                        -------------

NET INVESTMENT LOSS                                                           (96,733)
                                                                        -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain on investments                                       1,003,920
     Change in unrealized appreciation on investments                         474,385
                                                                        -------------
                  Net realized and unrealized gain on investments           1,478,305
                                                                        -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $   1,381,572
                                                                        =============



================================================================================
The Thurlow Growth Fund
================================================================================
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Years Ended June 30, 2000 and 1999

--------------------------------------------------------------------------------

                                                                                     2000                   1999
                                                                               ---------------         ------------
OPERATIONS:
     Net investment loss                                                       $       (96,733)        $    (12,401)
     Net realized gain on investments                                                1,003,920              857,374
     Change in unrealized appreciation on investments                                  474,385              261,913
                                                                               ---------------         ------------
                  Net increase in net assets from operations                         1,381,572            1,106,886
                                                                               ---------------         ------------

SHAREHOLDER DISTRIBUTIONS:
       Net realized gain from investment transactions                               (1,083,140)
                                                                               ---------------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                                                      16,481,754            2,083,584
     Reinvestment of dividends                                                       1,074,455
     Cost of shares redeemed                                                       (10,423,505)          (1,525,853)
                                                                               ---------------         ------------
                  Net increase in net assets from
                       capital share transactions                                    7,132,704              557,731
                                                                               ---------------         ------------

TOTAL INCREASE IN NET ASSETS                                                         7,431,136            1,664,617

NET ASSETS:
     Beginning of year                                                               2,097,627              433,010
                                                                               ---------------         ------------

     End of period                                                             $     9,528,763         $  2,097,627
                                                                               ===============         ============


CHANGES IN SHARES OUTSTANDING:
     Shares sold                                                                       695,783              133,928
     Shares reinvested                                                                  66,598
     Shares redeemed                                                                  (447,256)             (79,838)
                                                                               ---------------         ------------

                  Net increase in shares outstanding                                   315,125               54,090
                                                                               ===============         ============

================================================================================

The Thurlow Growth Fund
================================================================================


NOTES TO THE FINANCIAL STATEMENTS
June 30, 2000

--------------------------------------------------------------------------------




1.    ORGANIZATION

     The Thurlow Funds, Inc. (the "Company") was incorporated under the laws of Maryland on April 30, 1997, and is registered as a no-load, open-end, diversified management investment company under the Investment Company Act of 1940. The Company presently consists of one diversified investment portfolio, The Thurlow Growth Fund (the "Fund"). The principal investment objective of the Fund is capital appreciation, with current income as a secondary objective. Thomas F. Thurlow and Thomas N. Thurlow held 10,069 shares of the Fund's capital stock at $10 per share on July 28, 1997. The Fund commenced operations on August 8, 1997.

     The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $26,399, have been paid by the Fund. These costs are being amortized over the period of benefit, but not to exceed 60 months from the Fund's commencement of operations.

2.    SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

    a) Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Common stocks which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices. Unlisted equity securities for which market quotations are readily available and options are valued at the current bid prices. Debt securities which will mature in more than 60 days will be valued at the latest bid prices furnished by an independent pricing service. Short-term instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined by the Adviser in accordance with procedures approved by the Board of Directors.

     b) Federal Income Taxes - No provision for federal income taxes or excise taxes has been made since the Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies in the current and future years. Net investment income and net realized gains differ for financial statement and tax purposes primarily because of the deferral of wash sale losses.

     c) Distributions to Shareholders - Dividends from net investment income are declared and paid annually. Distributions of the Fund's net realized capital gains, if any, will be declared at least annually.

     d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     e) Other - Investment and shareholder transactions are recorded on the trade date. The fund determines the gain or loss realized from the investment transaction by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

3.    INVESTMENT TRANSACTIONS

     The aggregate purchases of investments and U.S. Government securities, excluding short-term investments, by the Fund for the year ended June 30, 2000, were $69,557,257 and $0, respectively. The aggregate sales of investments and U.S. Government securities, excluding short-term investments, by the Fund for the year ended June 30, 2000 were $63,742,126 and $0, respectively.

     At June 30, 2000, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:


       Appreciation           $ 1,112,598
       Depreciation            (1,955,037)
                              ------------
       Net depreciation on
            investments       $  (842,439)
                              ------------
     At June 30, 2000, the cost of investments for federal income tax purposes was $10,596,411.



4.    INVESTMENT ADVISORY AND OTHER AGREEMENTS

     The Fund has entered into an Investment Advisory Agreement with Thurlow Capital Management, Inc. ("Adviser"). Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% as applied to the Fund's daily net assets.

     As of July 1, 2000, the Fund entered into a revised agreement with its adviser to also provide Fund management services. Thurlow Capital Management, Inc. provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and, therefore, payable by the Fund are taxes, interest, extraordinary expenses and extraordinary legal fees and brokerage commissions. Thurlow's revised management fees are based on average daily net assets of the Fund at an annual rate of 1.90%.

     Firstar Trust Company, a Subsidiary of Firstar Corporation, a publicly held bank holding company, served as custodian, transfer agent, administrator and accounting services agent for the Fund through March 31, 1999.

     Mutual Shareholder Services serves as transfer agent and accounting services agent, Fifth Third Bank serves as custodian and Thurlow Capital Management serves as administrator.

     The Fund has adopted a written plan of distribution (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Fund to make payments in connection with the distribution of shares at an annual rate of up to 0.25% of the Fund's average daily net assets. This plan has been abolished as of July 1, 2000, in accordance with the new management agreement with Thurlow Capital Management, Inc.

     If the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.95% of the Fund's average daily net assets, the Adviser is obligated to reimburse the Fund for the amount of such excess. Accordingly, for the year ended June 30, 2000, the Adviser was obligated to reimburse the Fund $184,631. At June 30, 2000, the outstanding reimbursement due from the Adviser was $122,781.

5.    SUBSEQUENT ACCOUNTING POLICY CHANGE

     The Financial Accounting Standards Board ("FASB") has issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). This statement, as amended by SFAS No. 137 and 138, requires all derivatives to be recorded on the balance sheet date at fair value and establishes standard accounting methodologies for hedging activities. The standard will result in the recognition of offsetting changes in value or cash flows of both the hedge and the hedged item in net investment income in the same period. The statement is effective for the Fund's fiscal year ending June 30, 2001. Because the Fund reports derivatives at fair value, the adoption of this statement is not expected to have a material impact on the financial statements.



                      See Notes to the Financial Statements

================================================================================

The Thurlow Growth Fund
================================================================================

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period



                                                                                2000            1999            1998    (1)
                                                                              --------        --------        --------
PER SHARE DATA
     Net asset value, beginning of period                                     $  20.63        $   9.09        $  10.00
                                                                              --------        --------        --------
     Gain (loss) from investment operations:
        Net investment loss                                                      (0.29)          (0.17)          (0.07)
        Net realized and unrealized gain (loss) on investments                    5.81           11.71           (0.84)
                                                                              --------        --------        ---------
                  Total gain (loss) from investment operations                    5.52           11.54           (0.91)
                                                                              --------        --------        ---------

     Distributions:

        Distributions from capital gains                                         (3.29)



     Net asset value, end of period                                           $  22.86        $  20.63        $   9.09
                                                                              ========        ========        ========


TOTAL RETURN                                                                    55.61%         126.95%          (9.10%) (2)
                                                                              ========        ========        ========


SUPPLEMENTAL DATA AND RATIOS:
     Net assets, end of period (in thousands)                                 $  9,529        $  2,098       $     433
     Ratio of net expenses to average net assets                                 1.95%           1.95%           1.95%  (3)
     Ratio of net investment loss to average net assets                         (1.26%)         (1.24%)         (1.23%) (3)
     Ratio of net expenses to average net assets - without fee waiver            4.40%          12.85%          39.47%  (3)
     Ratio of net investment income to average net assets -
        without fee waiver                                                      (3.66%)        (12.19%)        (38.75%) (3)
     Portfolio turnover rate                                                      951%          1,101%         408.62%



 1. Fort he period August 8, 1997 ( commencement of operations) through June 30, 1998.

 2. Not annualized.

 3. Annualized for the period August 8, 1997 through June 30, 1998.

================================================================================

The Thurlow Growth Fund
================================================================================


INDEPENDENT ACCOUNTANTS' REPORT
June 30, 2000

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Board of Directors
The Thurlow Growth Fund
Napa, California  94558


     We have audited the accompanying statement of assets and liabilities of THE THURLOW GROWTH FUND, including the statement of net assets, as of June 30, 2000, and the related statement of operations for the year ended June 30, 2000, and the statements of changes in net assets and the financial highlights for the years ended June 30, 2000 and 1999 (the period presented prior to June 30, 1999 was audited by other independent accountants, whose report dated July 17, 1998, expressed an unqualified opinion). These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 2000, by confirmation, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of THE THURLOW GROWTH FUND as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.


                                               /s/ BAIRD, KURTZ & DOBSON



Kansas City, Missouri
August 17, 2000

================================================================================

The Thurlow Growth Fund
================================================================================


--------------------------------------------------------------------------------









                       Investment Adviser & Administrator
                        Thurlow Capital Management, Inc.
                             3212 Jefferson St. #416
                                 Napa, CA 94558

                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                           1301 E. 9th St., Suite 1005
                               Cleveland, OH 44114

                                    Custodian
                                Fifth Third Bank
                              Mutual Fund Services
                            38 Fountain Square Plaza
                                    MD 1090E5
                              Cincinnati, OH 45263

                                     Counsel
                                Foley and Lardner
                            777 East Wisconsin Avenue
                            Milwaukee, WI 53202-5367

                              Independent Auditors
                              Baird, Kurtz & Dobson
                          1100 Main Street, Suite 2700
                              Kansas City, MO 64105

                                    Directors
                                Thomas F. Thurlow
                                  Martina Hearn
                                Natasha L. McRee
                             Stephanie E. Rosendahl
                                 R. Clint McRee
                              Tamara Thurlow Field
                                 Christine Owens